Exhibit 99.1

November 1, 2019

People’s United Financial, Inc. Completes Acquisition of

United Financial Bancorp, Inc.

BRIDGEPORT, Conn. – People’s United Financial, Inc. (NASDAQ: PBCT) the holding company for People’s United Bank, N.A., announced today that it has completed its acquisition of United Financial Bancorp, Inc. (NASDAQ: UBNK). The 100% stock transaction was announced on July 15, 2019.

“We are excited to welcome the loyal customers and talented employees of United Bank to People’s United, and look forward to strengthening our existing relationships, and to building new ones across Central Connecticut and Western Massachusetts,” said Jack Barnes, Chairman and Chief Executive Officer, People’s United Financial. “The acquisition allows us to further optimize our existing branch footprint regionally to more efficiently serve our combined customers, and deliver our tailored solutions in additional markets, backed by our expert bankers and personalized technology.”

About People’s United Bank, N.A.

People’s United Bank, N.A. is a subsidiary of People’s United Financial, Inc., a diversified, community-focused financial services company headquartered in the Northeast with $52 billion in assets. Founded in 1842, People’s United Bank offers commercial and retail banking through a network of over 400 retail locations in Connecticut, New York, Massachusetts, Vermont, New Hampshire and Maine, as well as wealth management and insurance solutions. The company also provides specialized commercial services to customers nationwide.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of People’s United. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and United’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the United business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes; capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

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Media Contact:

Steven Bodakowski

Corporate Communications

203.338.4202

Steven.Bodakowski@peoples.com

Investor Contact:

Andrew S. Hersom

Investor Relations

203.338.4581

Andrew.Hersom@peoples.com